November 15, 2000

           DREYFUS PREMIER STATE MUNICIPAL BOND FUND GEORGIA SERIES

               SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 1, 2000

Effective November 6, 2000, the Board of Trustees approved the liquidation of the Georgia Series. Accordingly, effective November 15, 2000, the Georgia Series will be closed to new investment accounts. Current investors can continue to purchase Georgia Series' shares in open accounts up to the liquidation date, which is intended to be on or about January 11, 2001.

                                                                     PSTMBs1100